CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
CONSOLIDATED STATEMENTS OF OPERATIONS
Revenue	$ 614,532	$ 323,410	$ 226,277
Cost of revenue	346,589	103,889	48,689
Sales and marketing	495,192	185,269	145,580
Product and technology	168,633	55,929	32,885
General and administrative	447,374	124,868	75,904
Loss from operations	(843,256)	(146,545)	(76,781)
Other (expense) income:
Interest (expense) income, net	(1,070)	1,348	666
Gain on initial equity method investment	0	3,000	0
Loss before income tax (benefit) provision	(844,326)	(142,197)	(76,115)
Income tax (benefit) provision	(622)	58	105
Loss from equity method investment	566	479	0
Net loss attributable to common stockholders	$ (844,270)	$ (142,734)	$ (76,220)
Loss per share attributable to common shareholders:
Basic and diluted (in dollars per share)	$ (2.76)	$ (0.77)	$ (0.45)